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                                OCC ACCUMULATION TRUST
                          Supplement dated October 23, 1998
                Statement of Additional Information dated May 1, 1998

The following changes are made to the section captioned "Trustees and Officers:"

     Richard Peteka, who had been serving as Assistant Treasurer of the Fund, has replaced Sheldon Siegel as Treasurer of the Fund and Robert Brault has been elected Assistant Treasurer of the Fund. The biography of Robert Brault is as follows:

     Robert Brault, Assistant Treasurer
     Age: 33
     Vice President of Oppenheimer Capital since 1997; joined Oppenheimer Capital in 1989.

The biography for Pierre Daviron is replaced with the following:

     James Sheldon, Vice President and Portfolio Manager
     Age: 35
     Senior Vice President of Oppenheimer Capital since February 1998; General Partner of Omega Advisers, a hedge fund, from September 1996 to February 1998 and Senior Vice President and International Portfolio Manager at Lazard Freres Asset Management from December 1992 to August 1996.

The following is added as the last paragraph under the heading "Remuneration of Officers and Trustees."

     On October 19, 1998 the Fund adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for the Fund or OCC Cash Reserves, Inc. for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefit will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.